HD SUPPLY, INC.	EXHIBIT 99.3

Quarterly Results Revised for Discontinued Operations

During fiscal 2011, HD Supply sold its Plumbing/HVAC and SESCO/QUESCO operations. In the first quarter of fiscal 2012, HD Supply sold its Industrial Pipe, Valve and Fittings (“IPVF”) operations. In accordance with Accounting Standards Codification 205-20, Discontinued Operations, the results of these operations and the gain on sale of the businesses are classified as discontinued operations. The presentation of discontinued operations includes revenues and expenses of the discontinued operations and gain on the sale of businesses, net of tax, as one line item on the Consolidated Statements of Operations for all periods presented.

The following tables present HD Supply’s quarterly results of operations for fiscal 2011, fiscal 2010, and fiscal 2009, revised to reflect the Plumbing/HVAC, SESCO/QUESCO, and IPVF operations as discontinued operations for all periods presented (dollars in millions, unaudited):

	Q1-11	Q2-11	Q3-11	Q4-11	Fiscal 2011
Net Sales	$ 1,608	$ 1,875	$ 1,893	$ 1,652	$ 7,028
Cost of Sales	1,148	1,342	1,358	1,166	5,014

Gross Profit	460	533	535	486	2,014
Operating Expenses:
Selling, General & Administrative	370	385	389	388	1,532
Depreciation & Amortization	82	82	81	82	327

Total Operating Expenses	452	467	470	470	1,859
Operating Income	8	66	65	16	155
Interest Expense	158	159	160	162	639
Other (income) expense, net	(1)	–	–	1	–

Income (loss) from continuing operations before income taxes	(149)	(93)	(95)	(147)	(484)
Income Tax (Benefit) Expense	20	15	24	20	79

Income (Loss) from continuing operations	(169)	(108)	(119)	(167)	(563)
Income (loss) from discontinued operations, net of tax	5	7	14	(6)	20

Net Income (Loss)	$ (164)	$ (101)	$ (105)	$ (173)	$ (543)

EBITDA	$ 92	$ 148	$ 147	$ 97	$ 484
Adjusted EBITDA	$ 96	$ 155	$ 155	$ 102	$ 508

QUARTERLY RESULTS	HD SUPPLY, INC.

	Q1-10	Q2-10	Q3-10	Q4-10	Fiscal 2010
Net Sales	$ 1,552	$ 1,719	$ 1,724	$ 1,454	$ 6,449
Cost of Sales	1,109	1,231	1,236	1,032	4,608

Gross Profit	443	488	488	422	1,841
Operating Expenses:
Selling, General & Administrative	371	370	365	349	1,455
Depreciation & Amortization	87	87	84	83	341
Restructuring	5	3	–	–	8

Total Operating Expenses	463	460	449	432	1,804
Operating Income	(20)	28	39	(10)	37
Interest Expense	156	155	153	159	623
Other (income) expense, net	4	(2)	(1)	(2)	(1)

Income (loss) from continuing operations before income taxes	(180)	(125)	(113)	(167)	(585)
Income Tax (Benefit) Expense	22	(12)	(15)	33	28

Income (Loss) from continuing operations	(202)	(113)	(98)	(200)	(613)
Income (loss) from discontinued operations, net of tax	–	(2)	(1)	(3)	(6)

Net Income (Loss)	$ (202)	$ (115)	$ (99)	$ (203)	$ (619)

EBITDA	$ 64	$ 117	$ 125	$ 75	$ 381
Adjusted EBITDA	$ 78	$ 124	$ 130	$ 79	$ 411

	Q1-09	Q2-09	Q3-09	Q4-09	Fiscal 2009
Net Sales	$ 1,602	$ 1,684	$ 1,657	$ 1,370	$ 6,313
Cost of Sales	1,166	1,202	1,192	985	4,545

Gross Profit	436	482	465	385	1,768
Operating Expenses:
Selling, General & Administrative	368	373	356	356	1,453
Depreciation & Amortization	91	88	91	89	359
Goodwill impairment	–	–	219	–	219
Restructuring	9	–	2	10	21

Total Operating Expenses	468	461	668	455	2,052
Operating Income	(32)	21	(203)	(70)	(284)
Interest Expense	151	150	148	153	602
Other (income) expense, net	(198)	(5)	(1)	(4)	(208)

Income (loss) from continuing operations before income taxes	15	(124)	(350)	(219)	(678)
Income Tax (Benefit) Expense	9	(36)	(102)	(69)	(198)

Income (Loss) from continuing operations	6	(88)	(248)	(150)	(480)
Income (loss) from discontinued operations, net of tax	4	(1)	(19)	(18)	(34)

Net Income (Loss)	$ 10	$ (89)	$ (267)	$ (168)	$ (514)

EBITDA	$ 259	$ 115	$ (110)	$ 24	$ 288
Adjusted EBITDA	$ 75	$ 117	$ 115	$ 36	$ 343

QUARTERLY RESULTS	HD SUPPLY, INC.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

	Q1-11	Q2-11	Q3-11	Q4-11	Fiscal 2011

Net Income (Loss)	$ (164)	$ (101)	$ (105)	$ (173)	$ (543)
Less income (loss) from discontinued operations, net of tax	5	7	14	(6)	20

Income (loss) from continuing operations	(169)	(108)	(119)	(167)	(563)
Interest expense, net	158	159	160	162	639
Provision (benefit) for income taxes	20	15	24	20	79
Depreciation and amortization	83	82	82	82	329

EBITDA	92	148	147	97	484

Adjustments to EBITDA
Other (income) expense, net (i)	(1)	–	–	1	–
Stock-based compensation (iv)	4	5	7	4	20
Management fee & related expenses paid to Equity Sponsors (v)	1	2	1	1	5
Other	–	–	–	(1)	(1)

Adjusted EBITDA	$ 96	$ 155	$ 155	$ 102	$ 508

	Q1-10	Q2-10	Q3-10	Q4-10	Fiscal 2010

Net Income (Loss)	$ (202)	$ (115)	$ (99)	$ (203)	$ (619)
Less income (loss) from discontinued operations, net of tax	–	(2)	(1)	(3)	(6)

Income (loss) from continuing operations	(202)	(113)	(98)	(200)	(613)
Interest expense, net	156	155	153	159	623
Provision (benefit) for income taxes	22	(12)	(15)	33	28
Depreciation and amortization	88	87	85	83	343

EBITDA	$ 64	$ 117	$ 125	$ 75	$ 381

Adjustments to EBITDA
Other (income) expense, net (i)	4	(2)	(1)	(2)	(1)
Restructuring (iii)	5	3	–	–	8
Stock-based compensation (iv)	4	4	5	4	17
Management fee & related expenses paid to Equity Sponsors (v)	1	2	1	1	5
Other	–	–	–	1	1

Adjusted EBITDA	$ 78	$ 124	$ 130	$ 79	$ 411

QUARTERLY RESULTS	HD SUPPLY, INC.

	Q1-09	Q2-09	Q3-09	Q4-09	Fiscal 2009

Net Income (Loss)	$ 10	$ (89)	$ (267)	$ (168)	$ (514)
Less income (loss) from discontinued operations, net of tax	4	(1)	(19)	(18)	(34)

Income (loss) from continuing operations	6	(88)	(248)	(150)	(480)
Interest expense, net	151	150	148	153	602
Provision (benefit) for income taxes	9	(36)	(102)	(69)	(198)
Depreciation and amortization	93	89	92	90	364

EBITDA	$ 259	$ 115	$ (110)	$ 24	$ 288

Adjustments to EBITDA
Other (income) expense, net (i)	(198)	(5)	(1)	(4)	(208)
Goodwill impairment (ii)	–	–	219	–	219
Restructuring (iii)	9	–	2	10	21
Stock-based compensation (iv)	4	5	4	5	18
Management fee & related expenses paid to Equity Sponsors (v)	1	2	1	1	5

Adjusted EBITDA	$ 75	$ 117	$ 115	$ 36	$ 343

(i)	Represents the gain/loss on extinguishment of debt, the gains/losses associated with the changes in fair value of interest rate swap contracts not accounted for under hedge accounting, and other non-operating income/expense.
(ii)	Represents the non-cash impairment charge of goodwill recognized during fiscal 2009 in accordance with Accounting Standards Codification 350, Intangibles – Goodwill and Other.
(iii)	Represents the costs incurred for employee reductions and branch closures or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location.
(iv)	Represents the stock-based compensation costs for stock options.
(v)	The Company entered into a management agreement whereby the Company pays the Equity Sponsors a $5 million annual aggregate management fee and related expenses through August 2017.

QUARTERLY RESULTS	HD SUPPLY, INC.

Power Solutions Quarterly Results

During fiscal 2011, HD Supply merged its Electrical operating segment into its Utilities operating segment, and titled the merged segment Power Solutions.

The following tables present Power Solutions’ quarterly results of operations for fiscal 2011, fiscal 2010, and fiscal 2009, revised to reflect the merged segment for all periods presented (dollars in millions, unaudited):

	Q1-11	Q2-11	Q3-11	Q4-11	Fiscal 2011
Net sales	$ 395	$ 415	$ 429	$ 386	$ 1,625

Operating income (loss)	$ 6	$ 8	$ 11	$ 1	$ 26

Depreciation and amortization	6	6	6	6	24

Adjusted EBITDA(1)	$ 12	$ 14	$ 17	$ 7	$ 50

Capital Expenditures	$ 1	$ 1	$ 2	$ 1	$ 5

	Q1-10	Q2-10	Q3-10	Q4-10	Fiscal 2010
Net sales	$ 340	$ 370	$ 386	$ 366	$ 1,462

Operating income (loss)	$ 4	$ 7	$ 9	$ 5	$ 25

Depreciation and amortization	6	6	6	6	24

Adjusted EBITDA(1)	$ 10	$ 13	$ 15	$ 11	$ 49

Capital Expenditures	$ –	$ 1	$ –	$ 1	$ 2

	Q1-09	Q2-09	Q3-09	Q4-09	Fiscal 2009
Net sales	$ 378	$ 363	$ 349	$ 320	$ 1,410

Operating income (loss)	$ 7	$ 5	$ (51)	$ (3)	$ (42)

Depreciation and amortization	6	7	6	6	25
Goodwill impairment	–	–	54	–	54
Restructuring	–	–	2	1	3

Adjusted EBITDA(1)	$ 13	$ 12	$ 11	$ 4	$ 40

Capital Expenditures	$ –	$ 1	$ –	$ 2	$ 3

(1) The Company does not allocate interest and taxes to its segments.

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